Exhibit 99.1

Apple Hospitality REIT, Inc. Reports Results of Operations for Third Quarter of 2015

Richmond, VA – November 5, 2015 – Apple Hospitality REIT, Inc. (NYSE: APLE) (the “Company” or “Apple Hospitality”) today announced results of operations for the third quarter of 2015.

Justin Knight, President and Chief Executive Officer, commented, “We are pleased to report continued improvement in operating fundamentals for Apple Hospitality. During the third quarter, we achieved Comparable Hotels RevPAR growth of more than six percent and Comparable Hotels Adjusted Hotel EBITDA growth of over 11 percent. Our portfolio of Marriott® and Hilton® branded upscale hotels continues to benefit from broad geographic diversification, with locations across more than 80 MSAs. We anticipate full-year 2015 operations will be within our guidance for the year, and we believe the Company is well positioned for sustainable growth in the future.”

Selected Statistical and Financial Data
As of and For the Three and Nine Months Ended September 30, 2015
(Unaudited) (in thousands, except statistical and per share amounts)(1)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	% Change	2015	2014	% Change

Comparable Hotels ADR	$133.57	$126.60	5.5%	$131.02	$124.66	5.1%
Comparable Hotels Occupancy	80.6%	79.9%	0.9%	79.0%	77.8%	1.5%
Comparable Hotels RevPAR	$107.62	$101.11	6.4%	$103.49	$96.99	6.7%

Adjusted EBITDA	$90,563	$83,625	8.3%	$251,772	$217,706	15.6%
Comparable Hotels Adjusted Hotel EBITDA	$97,350	$87,418	11.4%	$272,419	$245,031	11.2%
Comparable Hotels Adjusted Hotel EBITDA Margin	39.9%	38.5%	+ 140 bps	38.9%	37.8%	+ 110 bps
Modified funds from operations (MFFO)	$80,893	$76,502	5.7%	$225,946	$198,478	13.8%
MFFO per share	$0.46	$0.41	12.2%	$1.24	$1.19	4.2%
Net income (loss)	$46,968	$35,162	33.6%	$135,080	$(15,501)	n/a
Net income (loss) per share	$0.27	$0.19	42.1%	$0.74	$(0.09)	n/a

Distributions paid	$52,576	$62,303	-15.6%	$176,814	$169,862	4.1%
Distributions paid per share	$0.30	$0.33	-9.1%	$0.97	$1.05	-7.6%

Total debt outstanding	$964,246
Net debt to trailing twelve month Adjusted EBITDA	3.0

¹Explanations of and reconciliations to Net Income of Adjusted EBITDA, Comparable Hotels Adjusted Hotel EBITDA and MFFO, are included at the end of this release.

Apple Hospitality defines metrics from “Comparable Hotels” as results generated by the 177 hotels owned as of September 30, 2015. For hotels acquired during the period, the Company has included, as applicable, results of those hotels for periods prior to the Company’s ownership, and for dispositions, results have been excluded for the Company’s period of ownership. Results for periods prior to the Company’s ownership have not been included in the Company’s actual Consolidated Financial Statements and are included only for comparison purposes.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Hotel Portfolio Overview
Apple Hospitality owns a highly diversified hotel portfolio, which helps insulate the revenue stream of the Company from regional economic dislocations that may occur from time to time. As of September 30, 2015, Apple Hospitality owned 177 hotels, with 22,782 rooms, comprised of 93 Marriott® branded hotels and 84 Hilton® branded hotels, with locations in more than 80 MSAs across 32 states.

Transactional Activity
During the nine months ended September 30, 2015, Apple Hospitality completed the disposition of 19 properties and used the availability on its credit facility created by the proceeds from sale to acquire seven hotels, five of which have been acquired since the end of the second quarter. During the third quarter, the following properties were acquired:  a new 170-room SpringHill Suites by Marriott® in Burbank, CA; a 190-room Courtyard by Marriott® in Burbank, CA; and a 245-room Courtyard by Marriott® in San Diego, CA. In October 2015, the Company acquired a dual-branded 102-room Courtyard by Marriott® and 78-room Residence Inn by Marriott® in Syracuse, NY. These transactions represent a continued effort to refine and enhance Apple Hospitality’s portfolio through the selective sale and purchase of assets.

Apple Hospitality has entered into agreements for the potential purchase of four additional hotels, all of which are under construction, for a total purchase price of approximately $81 million. The hotels currently under contract include:  a 128-room Home2 Suites by Hilton® in Atlanta, GA; a 124-room Courtyard by Marriott® in Ft. Worth, TX; and a 210-room dual-branded Hilton Garden Inn® and Home2 Suites by Hilton® property in Birmingham, AL. Although the Company is working towards acquiring these hotels, there are many conditions to closing that have not yet been satisfied, and there can be no assurance that a closing on any of these hotels will occur under the outstanding purchase contracts. If closing conditions are satisfied, the Company anticipates closing on the acquisitions of these hotels over the course of the next six to 21 months.

Share Repurchase Program
Effective July 8, 2015, as part of the implementation of its $500 million share repurchase program, Apple Hospitality established a written trading Plan (“Plan”) authorizing the repurchase of its common shares in open market transactions. The Plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, which allows the Company, through a designated broker, to repurchase shares at times, when it might otherwise be prevented from doing so by securities laws or because of self-imposed trading blackout periods. Because repurchases under a 10b5-1 plan are subject to certain pricing, market and volume parameters, there is no guarantee as to the exact number of shares that will be repurchased under the Plan. The timing of share repurchases under the Plan and overall repurchase program will depend upon prevailing market conditions, regulatory requirements and other factors and may be suspended by the Company at any time.  As of September 30, 2015, the Company had purchased approximately 1.2 million of its common shares under the Plan, at a weighted-average market purchase price of approximately $17.59 per common share, for an aggregate purchase price of approximately $21.2 million. Purchases under the Plan have been funded, and the Company intends to fund future purchases, with availability under its credit facility.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Capital Improvements
Apple Hospitality consistently reinvests in its properties. During the nine months ended September 30, 2015, the Company invested approximately $33.5 million in capital expenditures, completing renovations on 16 hotels. The Company currently plans on investing an additional $20 million during the fourth quarter of 2015 with approximately 20 projects planned to begin.

Balance Sheet
At September 30, 2015, Apple Hospitality had approximately $964.2 million of total indebtedness with a current combined weighted average interest rate of approximately 3.8% for the remainder of 2015. The total indebtedness is comprised of approximately $463.7 million in property-level debt (40 hotels) and $500.5 million outstanding on its $965 million unsecured credit facility.  Apple Hospitality’s combined unrestricted cash and undrawn capacity on its revolving credit facility at September 30, 2015, was approximately $464.6 million. The Company’s net debt to trailing twelve months Adjusted EBITDA ratio stands at 3.0 times, which provides Apple Hospitality with ample financial capacity to fund capital requirements and pursue opportunities in the marketplace.

Shareholder Distributions
Apple Hospitality paid distributions of $0.30 per common share during the third quarter of 2015. Concurrent with the listing of the Company’s common shares on the New York Stock Exchange on May 18, 2015, the Company’s Board of Directors approved a regular monthly distribution of $0.10 per common share. Based on the Company’s common share closing price of $19.72 on October 30, 2015, the annualized distribution of $1.20 per common share represents an annual 6.1% yield. The Company’s Board of Directors, in consultation with management, will continue to regularly monitor the Company’s distribution rate relative to the performance of its hotels, capital improvement needs, varying economic cycles, acquisitions and dispositions. At its discretion, the Company’s Board of Directors may make adjustments as determined to be prudent in relation to other cash requirements of the Company.

2015 Outlook
Apple Hospitality is reaffirming its operational and financial outlook for the 2015 fiscal year for the Company. This outlook, which is based on management’s current view of both operating and economic fundamentals of the Company’s existing portfolio of hotels, does not take into account the impact of any unanticipated developments in its business or changes in its operating environment.  For the full year 2015, the Company anticipates:

	2015 Guidance
	Low-End	High- End

Comparable Hotels RevPAR Growth	5%	7%

Adjusted EBITDA	$310 million	$330 million

Earnings Call
The Company will host a quarterly conference call for investors and interested parties on Friday, November 6, 2015, at 10:00 AM Eastern Time. The conference call will be accessible by telephone and the Internet. To access the call, participants from within the U.S. should dial (877) 407-9039, and participants from outside the U.S. should dial (201) 689-8470. Participants may also access the call via live webcast by visiting the investor information section of the Company's website at ir.applehospitalityreit.com. A replay of the call will be available from approximately 1:00 PM Eastern Time on November 6, 2015, through midnight Eastern Time on November 20, 2015. To access the replay, the domestic dial-in number is (877) 870-5176, the international dial-in number is (858) 384-5517, and the passcode is 13621400. The archive of the webcast will be available on the Company's website for a limited time.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

About Apple Hospitality REIT, Inc.
Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (REIT) that owns one of the largest portfolios of upscale, select service hotels in the United States. The Company’s portfolio consists of 179 hotels, with approximately 22,950 guestrooms, diversified across the Hilton® and Marriott® families of brands with locations in urban, high-end suburban and developing markets across 32 states. For more information, please visit www.applehospitalityreit.com.

Forward-Looking Statements Disclaimer
Certain statements contained in this press release other than historical facts may be considered forward-looking statements. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes.  Such statements, involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, the ability of Apple Hospitality to effectively acquire and dispose of properties; the ability of Apple Hospitality to implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality’s business, assets or classification as a real estate investment trust.  Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.  In addition, Apple Hospitality’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code.  Readers should carefully review Apple Hospitality’s financial statements and the notes thereto, as well as the risk factors described in Apple Hospitality’s filings with the Securities and Exchange Commission, including, but not limited to, in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.  Any forward-looking statement that Apple Hospitality makes speaks only as of the date of such statements.  Apple Hospitality undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Contact:
Apple Hospitality REIT, Inc.
Kelly Clarke, Director of Investor Services
(804) 727-6321
kclarke@applereit.com

For additional information or to receive press releases by email, visit www.applehospitalityreit.com.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Consolidated Balance Sheets
(in thousands, except share data)

	September 30,	December 31,
	2015	2014
	(unaudited)
Assets
Investment in real estate, net of accumulated depreciation of $390,065 and $296,559, respectively	$3,651,482	$3,492,821
Assets held for sale	0	195,588
Cash and cash equivalents	105	0
Restricted cash-furniture, fixtures and other escrows	25,700	32,526
Due from third party managers, net	38,436	22,879
Other assets, net	42,770	35,935
Total Assets	$3,758,493	$3,779,749

Liabilities
Credit facility	$500,500	$191,600
Mortgage debt	463,746	517,970
Accounts payable and other liabilities	80,525	55,555
Total Liabilities	1,044,771	765,125

Shareholders' Equity
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	0	0
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 174,404,915 and 186,910,407 shares, respectively	3,501,252	3,737,328
Accumulated other comprehensive loss	(6,163)	(511)
Distributions greater than net income	(781,367)	(722,193)
Total Shareholders' Equity	2,713,722	3,014,624

Total Liabilities and Shareholders' Equity	$3,758,493	$3,779,749

Note:
The Consolidated Balance Sheets and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q, for the quarter ended September 30, 2015.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Consolidated Statements of Operations and Comprehensive Income (Loss)
(Unaudited)
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Revenues:
Room	$221,978	$213,831	$628,982	$552,645
Other	18,577	18,053	56,299	48,928
Total revenue	240,555	231,884	685,281	601,573

Expenses:
Operating	59,024	58,617	170,781	152,020
Hotel administrative	17,684	16,627	52,248	43,610
Sales and marketing	18,524	18,441	53,502	47,798
Utilities	9,505	9,587	25,222	22,965
Repair and maintenance	9,245	9,073	27,771	23,943
Franchise fees	10,360	9,762	29,069	25,137
Management fees	8,491	8,083	24,081	21,074
Property taxes, insurance and other	10,450	11,121	33,727	29,477
Ground lease	2,496	2,489	7,504	5,850
General and administrative	5,175	5,627	14,421	14,774
Transaction and listing costs	842	707	7,891	4,593
Series B convertible preferred share expense	0	0	0	117,133
Loss on impairment of depreciable real estate assets	0	8,600	0	8,600
Depreciation	32,351	31,095	94,205	81,408
Total expenses	184,147	189,829	540,422	598,382

Operating income	56,408	42,055	144,859	3,191

Interest and other expense, net	(9,302)	(6,340)	(24,265)	(17,197)
Gain on sale of real estate	0	0	15,358	0

Income (loss) before income taxes	47,106	35,715	135,952	(14,006)

Income tax expense	(138)	(553)	(872)	(1,495)

Net income (loss)	$46,968	$35,162	$135,080	$(15,501)

Other comprehensive income (loss):
Unrealized gain (loss) on interest rate derivatives	(5,978)	757	(6,437)	311
Cash flow hedge losses reclassified to earnings	0	0	785	0

Comprehensive income (loss)	$40,990	$35,919	$129,428	$(15,190)

Basic and diluted net income (loss) per common share	$0.27	$0.19	$0.74	$(0.09)

Weighted average common shares outstanding - basic and diluted	175,069	186,910	182,247	166,292

Note:
The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q, for the quarter ended September 30, 2015.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics and Statistical Data
(Unaudited)
(in thousands except statistical data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	% Change	2015	2014	% Change

Room revenue	$225,201	$208,306	8.1%	$640,093	$593,053	7.9%
Other revenue	18,906	18,547	1.9%	59,624	55,769	6.9%
Total revenue	244,107	226,853	7.6%	699,717	648,822	7.8%

Total operating expenses	146,757	139,435	5.3%	427,298	403,791	5.8%

Adjusted Hotel EBITDA	$97,350	$87,418	11.4%	$272,419	$245,031	11.2%
Adjusted Hotel EBITDA Margin %	39.9%	38.5%	3.6%	38.9%	37.8%	2.9%

ADR	$133.57	$126.60	5.5%	$131.02	$124.66	5.1%
Occupancy	80.6%	79.9%	0.9%	79.0%	77.8%	1.5%
RevPAR	$107.62	$101.11	6.4%	$103.49	$96.99	6.7%

Reconciliation to Actual Results

Total Revenue (Actual)	$240,555	$231,884		$685,281	$601,573
Revenue from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	-	-		-	61,665
Revenue from acquisitions prior to ownership	3,585	8,466		20,003	25,473
Revenue from dispositions	-	(13,639)		(7,359)	(40,143)
Lease revenue intangible amortization	(33)	142		1,792	254
Comparable Hotels Total Revenue	$244,107	$226,853		$699,717	$648,822

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$95,738	$89,252		$266,193	$232,480
AHEBITDA from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	-	-		-	17,415
AHEBITDA from acquisitions prior to ownership	1,612	3,156		8,249	9,729
AHEBITDA from dispositions	-	(4,990)		(2,023)	(14,593)
Comparable Hotels AHEBITDA	$97,350	$87,418		$272,419	$245,031

Note:
Comparable Hotels is defined as the 177 hotels owned by the Company as of September 30, 2015.  For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.

Reconciliation of Net Income (Loss) to Non-GAAP financial measures is included in the following pages.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Quarterly Operating Metrics and Statistical Data
(Unaudited)
(in thousands except statistical data)

	Three Months Ended
	3/31/2014	6/30/2014	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015

Room revenue	$177,636	$207,111	$208,306	$177,980	$192,820	$222,072	$225,201
Other revenue	17,509	19,713	18,547	19,328	20,590	20,128	18,906
Total revenue	195,145	226,824	226,853	197,308	213,410	242,200	244,107

Total operating expenses	126,941	137,415	139,435	128,092	135,418	145,123	146,757

Adjusted Hotel EBITDA	$68,204	$89,409	$87,418	$69,216	$77,992	$97,077	$97,350
Adjusted Hotel EBITDA Margin %	35.0%	39.4%	38.5%	35.1%	36.5%	40.1%	39.9%

ADR	$121.61	$125.42	$126.60	$121.29	$127.43	$131.70	$133.57
Occupancy	72.4%	81.0%	79.9%	71.0%	74.4%	81.9%	80.6%
RevPAR	$88.10	$101.61	$101.11	$86.07	$94.74	$107.93	$107.62

Reconciliation to Actual Results

Total Revenue (Actual)	$137,121	$232,568	$231,884	$202,323	$210,352	$234,374	$240,555
Revenue from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	61,665	-	-	-	-	-	-
Revenue from acquisitions prior to ownership	8,660	8,347	8,466	6,809	8,327	8,091	3,585
Revenue from dispositions	(12,243)	(14,261)	(13,639)	(11,966)	(7,127)	(232)	-
Lease revenue intangible amortization	(58)	170	142	142	1,858	(33)	(33)
Comparable Hotels Total Revenue	$195,145	$226,824	$226,853	$197,308	$213,410	$242,200	$244,107

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$51,172	$92,056	$89,252	$71,073	$76,650	$93,805	$95,738
AHEBITDA from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	17,415	-	-	-	-	-	-
AHEBITDA from acquisitions prior to ownership	3,569	3,004	3,156	2,115	3,399	3,238	1,612
AHEBITDA from dispositions	(3,952)	(5,651)	(4,990)	(3,972)	(2,057)	34	-
Comparable Hotels AHEBITDA	$68,204	$89,409	$87,418	$69,216	$77,992	$97,077	$97,350

Note:
Comparable Hotels is defined as the 177 hotels owned by the Company as of September 30, 2015.  For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.

Reconciliation of Net Income (Loss) to Non-GAAP financial measures is included in the following pages.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Financial Measures

Apple Hospitality REIT Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Adjusted EBITDA (“Adjusted EBITDA”); and Adjusted Hotel EBITDA (“Adjusted Hotel EBITDA”). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Reconciliation of Net Income (Loss) to FFO and MFFO
(Unaudited) (in thousands)

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations.  The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO for certain additional items that are not in NAREIT’s definition of FFO, including: (i) the exclusion of the non-cash Series B convertible preferred share conversion expense and transaction and listing costs as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.  The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

The following table reconciles the Company’s GAAP net income (loss) to FFO and MFFO for the three and nine months ended September 30, 2015 and 2014 (in thousands).

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Net income (loss)	$46,968	$35,162	$135,080	$(15,501)
Depreciation of real estate owned	32,121	30,865	93,516	80,872
Gain on sale of real estate	-	-	(15,358)	-
Loss on impairment of depreciable real estate assets	-	8,600	-	8,600
Amortization of favorable and unfavorable leases, net	133	308	2,289	748
Funds from operations	79,222	74,935	215,527	74,719
Series B convertible preferred share expense	-	-	-	117,133
Transaction and listing costs	842	707	7,891	4,593
Non-cash straight-line ground lease expense	829	860	2,528	2,033
Modified funds from operations	$80,893	$76,502	$225,946	$198,478

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA
(Unaudited) (in thousands)

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes and depreciation and amortization.  The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  In addition, certain covenants included in the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion of certain additional items from EBITDA useful, including: (i) the exclusion of the non-cash Series B convertible preferred share conversion expense, transaction and listing costs, gains or losses from sales of real estate, and the loss on impairment of depreciable real estate assets as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The following table reconciles the Company’s GAAP net income (loss) to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA for the three and nine months ended September 30, 2015 and 2014 (in thousands).

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Net income (loss)	$46,968	$35,162	$135,080	$(15,501)
Depreciation	32,351	31,095	94,205	81,408
Amortization of favorable and unfavorable leases, net	133	308	2,289	748
Interest and other expense, net	9,302	6,340	24,265	17,197
Income tax expense	138	553	872	1,495
EBITDA	88,892	73,458	256,711	85,347
Series B convertible preferred share expense	-	-	-	117,133
Transaction and listing costs	842	707	7,891	4,593
Gain on sale of real estate	-	-	(15,358)	-
Loss on impairment of depreciable real estate assets	-	8,600	-	8,600
Non-cash straight-line ground lease expense	829	860	2,528	2,033
Adjusted EBITDA	$90,563	$83,625	$251,772	$217,706

General and administrative expense	5,175	5,627	14,421	14,774
Adjusted Hotel EBITDA	$95,738	$89,252	$266,193	$232,480

Page | 11
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Debt Summary
(Unaudited) ($ in thousands)
September 30, 2015

	2015	2016	2017	2018	2019	Thereafter	Total	Fair Market Value
Total debt:
Maturities	$21,589	$123,988	$95,710	$6,305	$82,102	$632,536	$962,230	$968,756
Average interest rates	3.8%	3.6%	3.3%	3.2%	3.3%	3.3%

Variable rate debt:
Maturities	$195	$780	$36,945	$-	$75,500	$425,000	$538,420	$539,773
Average interest rates (1)	2.7%	2.7%	2.7%	2.6%	2.7%	2.8%

Fixed rate debt:
Maturities	$21,394	$123,208	$58,765	$6,305	$6,602	$207,536	$423,810	$428,983
Average interest rates	5.2%	5.0%	4.7%	4.5%	4.5%	4.5%
________
(1) The average interest rate gives effect to interest rate swaps, as applicable.

Page | 12
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Region
Three months ended September 30
(Unaudited)

Region/State		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q3 2015	Q3 2014	% Change	Q3 2015	Q3 2014	% Change	Q3 2015	Q3 2014	% Change	Q3 2015
East North Central
Illinois	4	84.3%	84.6%	(0.4)%	$136.69	$126.20	8.3%	$115.16	$106.70	7.9%	3.3%
Indiana	2	83.7%	82.6%	1.3%	$124.71	$107.67	15.8%	$104.41	$88.96	17.4%	1.2%
Michigan	1	82.9%	80.8%	2.7%	$130.26	$121.44	7.3%	$108.00	$98.06	10.1%	0.7%
Ohio	1	74.3%	80.3%	(7.4)%	$126.55	$121.29	4.3%	$94.08	$97.39	(3.4)%	0.6%
East North Central Total	8	82.7%	83.1%	(0.5)%	$132.16	$121.14	9.1%	$109.31	$100.68	8.6%	5.8%

East South Central
Alabama	10	75.0%	73.5%	2.0%	$108.43	$106.51	1.8%	$81.33	$78.31	3.9%	2.9%
Mississippi	2	78.2%	79.9%	(2.2)%	$111.36	$108.57	2.6%	$87.08	$86.80	0.3%	0.6%
Tennessee	6	88.6%	88.0%	0.7%	$146.33	$140.15	4.4%	$129.66	$123.35	5.1%	4.4%
East South Central Total	18	80.6%	79.7%	1.1%	$124.79	$121.04	3.1%	$100.52	$96.49	4.2%	7.9%

Middle Atlantic
New Jersey	5	85.7%	81.2%	5.6%	$135.86	$133.50	1.8%	$116.48	$108.36	7.5%	2.9%
New York	2	89.4%	87.2%	2.5%	$227.76	$223.99	1.7%	$203.62	$195.42	4.2%	1.0%
Pennsylvania	3	76.2%	72.4%	5.2%	$144.23	$143.14	0.8%	$109.88	$103.70	6.0%	2.0%
Middle Atlantic Total	10	84.0%	80.3%	4.6%	$163.98	$162.01	1.2%	$137.77	$130.13	5.9%	5.9%

Mountain
Arizona	7	57.7%	56.6%	1.9%	$83.96	$80.86	3.8%	$48.42	$45.77	5.8%	0.7%
Colorado	2	94.1%	91.4%	2.9%	$136.49	$128.07	6.6%	$128.42	$117.08	9.7%	1.6%
Idaho	2	84.9%	82.8%	2.6%	$121.95	$105.55	15.5%	$103.55	$87.36	18.5%	1.9%
Utah	2	88.8%	91.1%	(2.5)%	$110.31	$100.91	9.3%	$97.91	$91.89	6.5%	1.0%
Mountain Total	13	73.0%	71.9%	1.5%	$107.39	$98.78	8.7%	$78.38	$71.05	10.3%	5.2%

New England
Massachusetts	4	86.8%	89.4%	(2.8)%	$130.02	$118.35	9.9%	$112.90	$105.75	6.8%	2.2%
New England Total	4	86.8%	89.4%	(2.8)%	$130.02	$118.35	9.9%	$112.90	$105.75	6.8%	2.2%

Pacific
Alaska	1	91.5%	94.9%	(3.6)%	$267.17	$253.29	5.5%	$244.46	$240.34	1.7%	2.0%
California	23	87.0%	85.4%	1.8%	$151.22	$139.89	8.1%	$131.51	$119.49	10.1%	19.0%
Washington	4	91.1%	92.5%	(1.5)%	$210.07	$201.21	4.4%	$191.34	$186.02	2.9%	6.3%
Pacific Total	28	87.8%	86.9%	1.0%	$165.68	$155.66	6.4%	$145.45	$135.34	7.5%	27.3%

South Atlantic
Florida	16	81.4%	78.7%	3.5%	$112.61	$105.46	6.8%	$91.71	$82.95	10.6%	5.8%
Georgia	5	72.8%	70.9%	2.6%	$102.54	$99.82	2.7%	$74.67	$70.82	5.4%	1.0%
Maryland	2	76.9%	79.6%	(3.4)%	$128.54	$127.80	0.6%	$98.84	$101.68	(2.8)%	0.9%
North Carolina	9	80.7%	82.1%	(1.8)%	$121.31	$116.47	4.1%	$97.84	$95.66	2.3%	4.5%
South Carolina	3	82.7%	82.6%	0.1%	$117.33	$112.18	4.6%	$97.08	$92.71	4.7%	1.3%
Virginia	14	77.8%	80.4%	(3.2)%	$146.17	$135.74	7.7%	$113.78	$109.15	4.2%	11.4%
South Atlantic Total	49	79.3%	79.5%	(0.2)%	$125.77	$118.32	6.3%	$99.74	$94.05	6.1%	24.9%

West North Central
Kansas	4	78.0%	75.0%	4.1%	$108.44	$106.78	1.6%	$84.59	$80.05	5.7%	1.1%
Minnesota	1	77.1%	80.1%	(3.7)%	$107.23	$103.98	3.1%	$82.68	$83.29	(0.7)%	0.3%
Missouri	4	85.6%	89.0%	(3.9)%	$139.31	$131.71	5.8%	$119.20	$117.26	1.7%	2.8%
Nebraska	1	75.7%	72.5%	4.4%	$127.99	$125.69	1.8%	$96.90	$91.12	6.4%	0.8%
West North Central Total	10	80.8%	81.1%	(0.4)%	$124.92	$120.62	3.6%	$100.97	$97.87	3.2%	5.0%

West South Central
Arkansas	4	77.2%	73.0%	5.7%	$120.38	$108.08	11.4%	$92.87	$78.89	17.7%	1.7%
Louisiana	4	74.9%	73.7%	1.6%	$114.22	$113.89	0.3%	$85.52	$83.95	1.9%	1.7%
Oklahoma	1	80.0%	74.9%	6.8%	$154.64	$168.80	(8.4)%	$123.71	$126.41	(2.1)%	1.2%
Texas	28	76.9%	76.1%	1.1%	$118.19	$114.01	3.7%	$90.90	$86.71	4.8%	11.2%
West South Central Total	37	76.8%	75.5%	1.8%	$119.58	$115.85	3.2%	$91.86	$87.42	5.1%	15.8%

Total Portfolio	177	80.6%	79.9%	0.9%	$133.57	$126.60	5.5%	$107.62	$101.11	6.4%	100.0%

Note: State categorization is based on STR, Inc. census region designation.

Page | 13
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Region
Nine months ended September 30
(Unaudited)

Region/State		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change	YTD 2015
East North Central
Illinois	4	77.6%	75.7%	2.6%	$132.25	$124.73	6.0%	$102.69	$94.37	8.8%	2.8%
Indiana	2	77.8%	76.9%	1.2%	$115.58	$101.36	14.0%	$89.97	$77.96	15.4%	0.9%
Michigan	1	77.7%	76.1%	2.0%	$126.82	$120.51	5.2%	$98.50	$91.75	7.4%	0.7%
Ohio	1	69.9%	74.5%	(6.1)%	$124.28	$119.42	4.1%	$86.90	$88.94	(2.3)%	0.5%
East North Central Total	8	76.7%	75.8%	1.2%	$127.07	$118.55	7.2%	$97.49	$89.91	8.4%	4.9%

East South Central
Alabama	10	75.2%	73.3%	2.7%	$107.82	$104.43	3.3%	$81.13	$76.50	6.1%	3.1%
Mississippi	2	79.4%	81.2%	(2.2)%	$108.97	$107.77	1.1%	$86.52	$87.52	(1.1)%	0.6%
Tennessee	6	86.0%	86.2%	(0.2)%	$146.56	$138.81	5.6%	$126.04	$119.64	5.4%	4.4%
East South Central Total	18	79.8%	79.0%	1.0%	$124.05	$119.23	4.0%	$98.97	$94.17	5.1%	8.1%

Middle Atlantic
New Jersey	5	78.7%	73.9%	6.5%	$133.71	$134.31	(0.4)%	$105.28	$99.28	6.0%	2.6%
New York	2	83.1%	85.5%	(2.8)%	$210.06	$206.17	1.9%	$174.65	$176.35	(1.0)%	0.9%
Pennsylvania	3	70.2%	70.1%	0.1%	$143.33	$141.90	1.0%	$100.57	$99.51	1.1%	1.8%
Middle Atlantic Total	10	77.5%	75.9%	2.1%	$157.91	$157.75	0.1%	$122.36	$119.78	2.2%	5.3%

Mountain
Arizona	7	67.8%	66.3%	2.4%	$106.46	$98.38	8.2%	$72.23	$65.21	10.8%	2.5%
Colorado	2	85.8%	80.8%	6.2%	$129.53	$122.42	5.8%	$111.08	$98.89	12.3%	1.3%
Idaho	2	77.6%	75.5%	2.7%	$115.48	$106.33	8.6%	$89.63	$80.33	11.6%	1.6%
Utah	2	79.8%	84.7%	(5.8)%	$105.83	$98.79	7.1%	$84.43	$83.66	0.9%	0.9%
Mountain Total	13	74.1%	72.9%	1.7%	$112.05	$103.85	7.9%	$83.02	$75.66	9.7%	6.3%

New England
Massachusetts	4	79.4%	81.0%	(1.9)%	$125.47	$115.50	8.6%	$99.63	$93.52	6.5%	1.9%
New England Total	4	79.4%	81.0%	(1.9)%	$125.47	$115.50	8.6%	$99.63	$93.52	6.5%	1.9%

Pacific
Alaska	1	87.4%	90.3%	(3.2)%	$218.35	$204.12	7.0%	$190.85	$184.34	3.5%	1.5%
California	23	84.5%	82.6%	2.2%	$143.95	$134.74	6.8%	$121.57	$111.31	9.2%	17.4%
Washington	4	87.2%	85.1%	2.4%	$180.18	$169.14	6.5%	$157.12	$143.98	9.1%	5.1%
Pacific Total	28	85.0%	83.3%	2.0%	$153.08	$143.60	6.6%	$130.13	$119.68	8.7%	24.0%

South Atlantic
Florida	16	85.2%	81.9%	4.1%	$129.30	$121.21	6.7%	$110.21	$99.27	11.0%	9.2%
Georgia	5	75.7%	74.7%	1.3%	$104.24	$100.49	3.7%	$78.90	$75.06	5.1%	1.4%
Maryland	2	70.3%	74.3%	(5.3)%	$128.35	$125.34	2.4%	$90.24	$93.08	(3.1)%	0.8%
North Carolina	9	77.2%	76.2%	1.3%	$115.54	$110.82	4.3%	$89.15	$84.45	5.6%	4.0%
South Carolina	3	80.6%	79.3%	1.7%	$115.50	$108.90	6.1%	$93.13	$86.36	7.8%	1.3%
Virginia	14	74.5%	74.5%	0.1%	$134.42	$125.07	7.5%	$100.16	$93.14	7.5%	9.7%
South Atlantic Total	49	78.6%	77.5%	1.5%	$126.18	$118.59	6.4%	$99.20	$91.89	8.0%	26.4%

West North Central
Kansas	4	75.0%	71.3%	5.2%	$106.22	$105.35	0.8%	$79.62	$75.08	6.0%	1.0%
Minnesota	1	72.1%	73.4%	(1.8)%	$104.57	$100.80	3.7%	$75.41	$74.02	1.9%	0.3%
Missouri	4	81.5%	82.3%	(0.9)%	$135.03	$128.61	5.0%	$110.07	$105.83	4.0%	2.6%
Nebraska	1	76.8%	73.9%	4.0%	$137.34	$133.97	2.5%	$105.53	$99.00	6.6%	0.9%
West North Central Total	10	77.8%	76.6%	1.5%	$123.37	$119.55	3.2%	$95.93	$91.55	4.8%	4.8%

West South Central
Arkansas	4	71.5%	67.7%	5.6%	$116.46	$106.69	9.2%	$83.31	$72.28	15.3%	1.5%
Louisiana	4	79.0%	76.8%	2.8%	$127.37	$124.13	2.6%	$100.66	$95.38	5.5%	2.4%
Oklahoma	1	80.2%	79.4%	1.0%	$149.50	$167.96	(11.0)%	$119.91	$133.40	(10.1)%	1.2%
Texas	28	77.6%	76.9%	0.9%	$121.20	$117.25	3.4%	$94.01	$90.14	4.3%	13.2%
West South Central Total	37	77.3%	76.2%	1.5%	$122.83	$119.54	2.8%	$94.97	$91.05	4.3%	18.3%

Total Portfolio	177	79.0%	77.8%	1.5%	$131.02	$124.66	5.1%	$103.49	$96.99	6.7%	100.0%

Note:  State categorization is based on STR, Inc. census region designation.

Page | 14
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Chain Scale
Three and Nine months ended September 30
(Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q3 2015	Q3 2014	% Change	Q3 2015	Q3 2014	% Change	Q3 2015	Q3 2014	% Change	Q3 2015
Upscale
Courtyard	33	76.9%	77.9%	(1.3)%	$144.34	$136.26	5.9%	$111.01	$106.17	4.6%	23.7%
Hilton Garden Inn	30	80.8%	80.3%	0.7%	$128.90	$122.26	5.4%	$104.14	$98.13	6.1%	17.6%
Homewood Suites	23	86.1%	80.7%	6.7%	$128.89	$122.41	5.3%	$110.93	$98.73	12.4%	10.7%
Residence Inn	26	84.4%	84.5%	(0.1)%	$147.50	$140.91	4.7%	$124.48	$119.06	4.5%	17.1%
SpringHill Suites	15	80.3%	80.7%	(0.4)%	$111.15	$99.25	12.0%	$89.27	$80.06	11.5%	6.7%
Upscale Total	127	81.1%	80.5%	0.8%	$134.39	$126.94	5.9%	$109.03	$102.16	6.7%	75.8%

Upper Midscale
Fairfield Inn/Fairfield Inn & Suites	7	79.1%	78.6%	0.6%	$101.74	$94.71	7.4%	$80.44	$74.41	8.1%	2.3%
Hampton Inn/Hampton Inn & Suites	26	82.0%	80.4%	2.0%	$126.46	$120.83	4.7%	$103.76	$97.19	6.8%	12.8%
Home2 Suites	2	91.0%	90.5%	0.6%	$134.25	$125.88	6.7%	$122.17	$113.87	7.3%	1.5%
TownePlace Suites	8	73.3%	71.0%	3.3%	$92.09	$90.42	1.8%	$67.53	$64.18	5.2%	1.8%
Upper Midscale Total	43	80.6%	79.1%	1.9%	$117.83	$112.41	4.8%	$94.94	$88.90	6.8%	18.4%

Upper Upscale
Embassy Suites	2	81.6%	86.3%	(5.4)%	$208.08	$195.72	6.3%	$169.83	$168.90	0.5%	2.2%
Hilton	1	72.4%	76.7%	(5.6)%	$164.89	$151.30	9.0%	$119.35	$116.01	2.9%	1.0%
Marriott	3	69.5%	70.4%	(1.3)%	$134.54	$127.51	5.5%	$93.50	$89.80	4.1%	2.5%
Renaissance	1	89.6%	84.5%	6.1%	$289.53	$294.31	(1.6)%	$259.55	$248.57	4.4%	0.1%
Upper Upscale Total	7	74.9%	76.3%	(1.8)%	$178.59	$170.02	5.0%	$133.80	$129.68	3.2%	5.8%

Total Portfolio	177	80.6%	79.9%	0.9%	$133.57	$126.60	5.5%	$107.62	$101.11	6.4%	100.0%

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change	YTD 2015
Upscale
Courtyard	33	75.0%	74.8%	0.2%	$137.70	$130.31	5.7%	$103.22	$97.50	5.9%	21.8%
Hilton Garden Inn	30	79.2%	78.1%	1.4%	$127.60	$121.07	5.4%	$101.03	$94.52	6.9%	17.9%
Homewood Suites	23	83.4%	80.0%	4.2%	$132.76	$126.88	4.6%	$110.67	$101.49	9.0%	11.5%
Residence Inn	26	82.7%	81.2%	1.9%	$138.61	$131.78	5.2%	$114.66	$106.97	7.2%	15.9%
SpringHill Suites	15	77.9%	76.7%	1.5%	$108.85	$99.83	9.0%	$84.77	$76.59	10.7%	6.3%
Upscale Total	127	79.1%	77.9%	1.6%	$131.11	$124.10	5.7%	$103.76	$96.63	7.4%	73.4%

Upper Midscale
Fairfield Inn/Fairfield Inn & Suites	7	79.1%	78.2%	1.1%	$107.76	$99.72	8.1%	$85.26	$78.02	9.3%	2.7%
Hampton Inn/Hampton Inn & Suites	26	80.4%	78.7%	2.3%	$127.75	$123.54	3.4%	$102.77	$97.17	5.8%	13.6%
Home2 Suites	2	88.8%	90.2%	(1.5)%	$134.51	$123.99	8.5%	$119.50	$111.80	6.9%	1.6%
TownePlace Suites	8	74.6%	72.9%	2.3%	$93.47	$91.24	2.4%	$69.72	$66.52	4.8%	2.2%
Upper Midscale Total	43	79.7%	78.2%	1.9%	$119.66	$114.78	4.3%	$95.35	$89.76	6.2%	20.1%

Upper Upscale
Embassy Suites	2	84.6%	84.9%	(0.3)%	$179.95	$169.39	6.2%	$152.28	$143.81	5.9%	2.1%
Hilton	1	76.9%	79.2%	(2.8)%	$165.84	$154.98	7.0%	$127.60	$122.69	4.0%	1.3%
Marriott	3	68.7%	69.2%	(0.7)%	$135.22	$131.07	3.2%	$92.91	$90.72	2.4%	2.9%
Renaissance	1	85.5%	86.0%	(0.6)%	$263.67	$266.20	(0.9)%	$225.55	$229.03	(1.5)%	0.2%
Upper Upscale Total	7	75.2%	75.9%	(0.9)%	$168.50	$162.83	3.5%	$126.74	$123.60	2.5%	6.5%

Total Portfolio	177	79.0%	77.8%	1.5%	$131.02	$124.66	5.1%	$103.49	$96.99	6.7%	100.0%

Note:
Brand categorization is based on STR, Inc. census chain scale designation.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Location
Three and Nine months ended September 30
(Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q3 2015	Q3 2014	% Change	Q3 2015	Q3 2014	% Change	Q3 2015	Q3 2014	% Change	Q3 2015
STR Location
Airport	12	84.8%	82.7%	2.5%	$119.66	$109.78	9.0%	$101.48	$90.83	11.7%	4.9%
Interstate	7	79.1%	82.4%	(4.0)%	$116.80	$112.22	4.1%	$92.35	$92.43	(0.1)%	3.5%
Resort	7	85.7%	86.0%	(0.4)%	$149.72	$139.04	7.7%	$128.26	$119.60	7.2%	6.2%
Small Metro/Town	16	68.9%	66.6%	3.6%	$106.11	$101.13	4.9%	$73.14	$67.30	8.7%	4.1%
Suburban	110	81.2%	80.4%	1.0%	$129.18	$122.32	5.6%	$104.88	$98.34	6.7%	58.5%
Urban	25	80.6%	80.3%	0.4%	$160.14	$154.58	3.6%	$129.03	$124.07	4.0%	22.8%

Total Portfolio	177	80.6%	79.9%	0.9%	$133.57	$126.60	5.5%	$107.62	$101.11	6.4%	100.0%

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change	YTD 2015
STR Location
Airport	12	85.6%	82.5%	3.8%	$125.76	$117.67	6.9%	$107.63	$97.05	10.9%	6.2%
Interstate	7	77.8%	78.3%	(0.7)%	$113.86	$111.50	2.1%	$88.59	$87.32	1.5%	3.2%
Resort	7	82.8%	81.2%	1.9%	$139.32	$130.09	7.1%	$115.30	$105.68	9.1%	5.4%
Small Metro/Town	16	69.5%	67.3%	3.2%	$109.76	$103.78	5.8%	$76.24	$69.83	9.2%	4.8%
Suburban	110	78.9%	77.8%	1.4%	$126.45	$120.37	5.1%	$99.76	$93.69	6.5%	57.0%
Urban	25	80.0%	79.3%	0.9%	$155.17	$149.31	3.9%	$124.08	$118.34	4.9%	23.4%

Total Portfolio	177	79.0%	77.8%	1.5%	$131.02	$124.66	5.1%	$103.49	$96.99	6.7%	100.0%

Note:
Location categorization is based on STR, Inc. designation.

Page | 16
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com